FOR IMMEDIATE RELEASE For More Information:
Claire S. Bean, Chief Financial Officer & C.O.O. Northeast Bank, 500 Canal Street, Lewiston, ME 04240 207-786-3245 www.northeastbank.com

Northeast Bancorp Reports Second Quarter Results
Announces completion of Merger, investment of New Capital, and Dividend Payment

Lewiston, MAINE (February 2, 2011) -- Northeast Bancorp (NASDAQ: NBN), a Maine-based full-service financial services company and parent of Northeast Bank (www.northeastbank.com), today reported operating results for its fiscal second quarter ended December 31, 2010. Results include the effect of the accounting treatment for the merger of Northeast Bancorp (“Northeast” or the “Company”) and FHB Formation LLC (“FHB”), which was consummated on December 29, 2010. This transaction, in which FHB was merged with and into Northeast, contributed approximately $16.2 million of new capital to the Company.

“With the successful completion of the merger and integration with management between Northeast and FHB, we look forward to building upon Northeast’s solid community banking franchise,” said Richard Wayne, President and Chief Executive Officer of Northeast Bancorp. “In the coming months, we plan to introduce two new business lines: a Loan Acquisition and Servicing Group and an Affinity Deposit Program, which will create new jobs in Maine and offer new savings products for customers.”

The Board of Directors has declared a cash dividend of $0.09 per share, payable on February 28, 2011 to shareholders of record as of February 14, 2011.

FY 2011 Second Quarter Results

Accounting Treatment

We have applied the acquisition method of accounting, as described in ASC 805 “Business Combinations” (previously SFAS 141R), to the merger of FHB with and into Northeast, a transaction that represents an acquisition by FHB of Northeast, with Northeast as the surviving company. As such, our consolidated financial statements prior to the closing of the merger reflect the historical accounting basis in our assets and liabilities and are labeled “Predecessor Company,” while our records after the merger are labeled “Successor Company” and reflect the new fair values of our assets and liabilities in our financial statements, in accordance with acquisition accounting. This is presented in our consolidated financial statements by a vertical black line that appears between the columns entitled Predecessor Company and Successor Company on the statements and relevant notes. The black line indicates that the amounts shown for the periods before and after the merger are not comparable.

Management, however, continues to measure the Company’s performance against comparable prior periods. In making this comparison of our FY 2011 results to prior periods, we have presented our FY 2011 results as the addition of the Predecessor Company and Successor Company periods. We have also excluded the effect of significant one-time items associated with the merger (a bargain purchase gain of $14.9 million and transaction costs totaling $3.1 million). We believe that this presentation provides the most meaningful information about our results of operations. This approach is not consistent with GAAP, may yield results that are not strictly comparable on a period-to-period basis, and may not reflect the actual results we would have achieved.

The application of acquisition accounting involves the comparison of the purchase price to the fair value of the net assets of the acquiree. In the case of the merger of FHB with and into Northeast, the estimated fair values of the net assets are greater than the purchase price. This produces a bargain purchase gain, which is reported by the Company in income. The bargain purchase gain reflected in these financial statements represents an estimate. While some of the asset and liability fair valuations as of the acquisition date are complete, others are based on our best estimates, and are subject to change once final valuations are determined.

Three Months Ended December 31, 2010

For the quarter ended December 31, 2010, excluding the effect of non-recurring merger-related items, the Company earned net income of $823,000, and net income available to common shareholders of $762,000, or $0.32 per diluted share, an increase of 29% compared to earned net income of $649,000 and net income available to common shareholders of $589,000, or $0.25 per diluted share, for the same period in FY 2010.

The principal factors contributing to the change in quarterly net income between the two periods are:

1.	A $589,000, or 19.4%, increase in non-interest income:
a.
Gains earned on sales of residential mortgage loans increased by $610,000 to $968,000, compared to $358,000 in the same period of FY 2010. Increased revenues resulted from growth in residential lending capacity over the last twelve months and a surge in mortgage refinance activity.

b.	The Company realized a $105,000 gain in the second quarter of FY 2011 as a result of the sale of a small insurance agency in Jackman, Maine.

2.
A $241,000, or 5.4%, decrease in net interest income.  Although average earning assets increased by 4.1% compared to the same period in FY 2010, the mix is more heavily weighted toward lower-yielding short-term investments, which have increased by $42.4 million on average. Average loan balances for the FY 2011 second quarter declined by $14.2 million compared to the same period in FY 2010, primarily as a result of pay-downs in the Company’s portfolio of indirect consumer loans. This change in asset mix, and the effect of loan yields tightening relative to funding costs, led to a narrowing of the Company’s net interest margin, which declined by 29 basis points to 2.86%, when compared to the second quarter of FY 2010.

Non-performing loans (exclusive of any fair value adjustment associated with acquisition accounting) declined 11.3% over the past twelve months to $8.7 million at December 31, 2010 from $9.8 million at December 31, 2009. The quarterly provision for loan losses remained unchanged, at $453,000, when compared to the quarter ended December 31, 2009.

Total assets as of December 31, 2010 were $644.8 million, an increase of approximately 3.6%, or $22.2 million, compared to total assets of $622.6 million at the close of FY 2010. As a result of the merger with FHB, the Company’s capital ratios have increased: the tier 1 leverage ratio increased to 9.6% compared to 8.4% at the close of FY 2010 and the total risk-based capital ratio increased to 15.6% from 14.1% at the close of FY 2010.

In the next several months, the Company intends to make investments in its two new business lines, the Loan Acquisition and Servicing Group and the Affinity Deposit Program, and expects that operating expenses associated with those efforts will decrease Company earnings.

About Northeast Bancorp

Northeast Bancorp (NASDAQ: NBN) is the holding company for Northeast Bank, a full service community bank headquartered in Lewiston, Maine. Northeast Bank, together with its wholly owned subsidiary Northeast Bank Insurance Group, Inc., derives its income from a combination of traditional banking services and non-traditional financial products and services, including insurance and investments. Northeast Bank operates ten traditional bank branches, ten  insurance offices, three investment centers and three loan production office that serve seven counties in Maine and two in New Hampshire. Information regarding Northeast Bank can be found on its website at www.northeastbank.com or by contacting 1-800-284-5989.
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Statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Although Northeast believes that these forward-looking statements are based on reasonable estimates and assumptions, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and other factors.  You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in interest rates; competitive pressures from other financial institutions; the effects of a continuing deterioration in general economic conditions on a national basis or in the local markets in which the Company operates, including changes which adversely affect borrowers' ability to service and repay our loans; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or deposit levels necessitating increased borrowing to fund loans and investments; increasing government regulation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q; and other filings submitted to the Securities and Exchange Commission. These statements speak only as of the date of this release and we do not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this communication or to reflect the occurrence of unanticipated events.

IMPORTANT NOTE: Securities and Advisory Services offered through Commonwealth Financial Network, Member FINRA, SIPC, and a Registered Investment Advisor. Securities are not FDIC insured, not bank obligations or otherwise bank guaranteed and may lose value. Northeast Financial is located at 202 Rte. 1, Suite 206, Falmouth, ME 04105

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
	Successor	Predecessor
	Company	Company
	December 31,	June 30,
	2010	2010
	(Unaudited)	(Audited)
Assets
Cash and due from banks	$3,398	$7,019
Interest-bearing deposits	68,784	13,416
Total cash and cash equivalents	72,182	20,435

Available-for-sale securities, at fair value	153,521	164,188
Loans held-for-sale	8,195	14,254

Loans receivable
Residential real estate	152,730	155,613
Commercial real estate	116,796	121,175
Construction	9,254	5,525
Commercial business	25,324	30,214
Consumer	57,129	69,782
Total loans, gross	361,233	382,309
Less allowance for loan losses	-	5,806
Loans, net	361,233	376,503

Premises and equipment, net	8,013	7,997
Acquired assets, net	965	1,292
Accrued interest receivable	1,878	2,081
Federal Home Loan Bank stock, at cost	4,889	4,889
Federal Reserve Bank stock, at cost	597	597
Intangible assets	13,739	11,371
Bank owned life insurance	13,540	13,286
Other assets	6,068	5,714
Total assets	$644,820	$622,607

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Continued)

	Successor	Predecessor
	Company	Company
	December 31,	June 30,
	2010	2010
	(Unaudited)	(Audited)

Liabilities and Stockholders' Equity
Liabilities:
Deposits
Demand	$37,849	$35,266
Savings and interest checking	94,702	89,024
Money market	56,795	55,556
Brokered time deposits	4,890	4,883
Certificates of deposit	186,130	199,468
Total deposits	380,366	384,197

Federal Home Loan Bank advances	52,244	50,500
Structured repurchase agreements	68,877	65,000
Short-term borrowings	62,034	46,168
Junior subordinated debentures issued to affiliated trusts	7,889	16,496
Capital lease obligation	2,154	2,231
Other liabilities	4,147	4,479
Total liabilities	579,845	571,701

Commitments and contingent liabilities

Stockholders' equity
Preferred stock, $1.00 par value, 1,000,000 shares authorized; 4,227 shares issued and outstanding
at December 31, 2010 and June 30, 2010 liquidation preference of $1,000 per share	4	4
Voting common stock, at stated value, 13,500,000 shares authorized; 3,310,173 and 2,332,832 shares
issued and outstanding at December 31, 2010 and June 30, 2010, respectively	3,310	2,324
Non-voting common stock, at stated value, 1,500,000 shares authorized; 195,351 and 0 shares
issued and outstanding at December 31, 2010 and June 30, 2010, respectively	195	-
Warrants	313	133
Additional paid-in capital	49,311	6,761
Unearned restricted stock award	(181)	-
Retained earnings	11,835	37,338
Accumulated other comprehensive income	188	4,346
Total stockholders' equity	64,975	50,906
Total liabilities and stockholders' equity	$644,820	$622,607

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
(Dollars in thousands, except share and per share data)

	Successor	Predecessor
	Company	Company
	3 Days	89 Days	181 Days	Three Months	Six Months
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 28,	December 28,	December 31,	December 31,
	2010	2010	2010	2009	2009
Interest and dividend income:
Interest on loans	$196	$5,468	$11,210	$6,033	$12,075
Taxable interest on available-for-sale securities	41	1,310	2,854	1,725	3,437
Tax-exempt interest on available-for-sale securities	4	113	231	119	235
Dividends on available-for-sale securities	-	16	26	20	27
Dividends on Federal Home Loan Bank and Federal Reserve Bank stock	-	9	18	9	18
Other interest and dividend income	1	28	39	2	8
Total interest and dividend income	242	6,944	14,378	7,908	15,800

Interest expense:
Deposits	42	1,273	2,796	1,771	3,825
Federal Home Loan Bank advances	15	451	918	476	880
Structured repurchase agreements	23	685	1,392	708	321
Short-term borrowings	6	205	376	178	405
Junior subordinated debentures issued to affiliated trusts	6	167	340	200	1,479
Obligation under capital lease agreements	1	27	55	29	60
Other borrowings	1	36	75	57	113
Total interest expense	94	2,844	5,952	3,419	7,083

Net interest and dividend income before provision for loan losses	148	4,100	8,426	4,489	8,717

Provision for loan losses	-	453	912	453	876
Net interest and dividend income after provision for loan losses	148	3,647	7,514	4,036	7,841

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
(Dollars in thousands, except share and per share data)
(Continued)
	Successor	Predecessor
	Company	Company
	3 Days	89 Days	181 Days	Three Months	Six Months
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 28,	December 28,	December 31,	December 31,
	2010	2010	2010	2009	2009

Noninterest income:
Fees for other services to customers	14	331	698	401	766
Net securities gains	-	5	17	15	43
Gain on sales of loans	49	919	1,867	358	567
Investment commissions	25	625	1,174	535	988
Insurance commissions	37	1,221	2,661	1,379	2,964
BOLI income	4	123	250	126	251
Bargain purchase gain	14,921	-	-	-	-
Other income	7	258	330	215	218
Total noninterest income	15,057	3,482	6,997	3,029	5,797

Noninterest expense:
Salaries and employee benefits	167	3,319	6,670	3,523	6,924
Occupancy and equipment expense	28	774	1,556	869	1,659
Professional fees	10	248	527	237	585
Data processing fees	10	322	618	306	627
Intangible assets amortization	6	168	344	186	372
Other	117	1,100	2,138	1,122	2,001
Total noninterest expense	3,388	5,954	11,947	6,243	12,168

Income before income tax expense	11,817	1,175	2,564	822	1,470
Income tax expense	(18)	339	768	173	325

Net income	$11,835	$836	$1,796	$649	$1,145

Net income available to common stockholders	$11,833	$777	$1,677	$589	$1,023

Weighted-average shares outstanding
Basic	3,492,498	2,331,332	2,330,197	2,321,528	2,321,430
Diluted	3,588,756	2,358,647	2,354,385	2,324,073	2,324,024
Earnings per common share:
Basic	$3.38	$0.33	$0.72	$0.25	$0.44
Diluted	$3.29	$0.33	$0.71	$0.25	$0.44

Reconciliation table - non-GAAP Financial Information
Net income available to common stockholders	$11,833	$777	$1,677	$589	$1,023
Non-interest income components
Less - bargain purchase gain	(14,921)	-	-	-	-
Non-interest expense components
Add - merger expense	3,050	23	94	-	-
Net operating results	$(38)	$800	$1,771	$589	$1,023

NORTHEAST BANCORP AND SUBSIDIARY
COMBINED INCOME STATEMENTS
(Unaudited)
(Dollars in thousands)

The Combined Income Statement is a non-GAAP financial measure. For purposes of presenting a comparison of our FY 2010 results to prior periods, we have presented our FY 2010 results as the mathematical addition of the predecessor company and successor company periods in the accompanying financial tables. We believe that this presentation provides the most meaningful information about our results of operations. This approach is not consistent with GAAP, may yield results that are not strictly comparable on a period-to-period basis, and may not reflect the actual results we would have achieved.

	GAA-Based Operating Results:		Non-GAAP Financial
	Successor	Predecessor	Measure:
	Company	Company	Combined Total
	For the Period	For the Period	For the three	For the three
	December 29, 2010 to	October 1, 2010 to	months ended	months ended
	Dec. 31, 2010	Dec. 28, 2010	Dec. 31, 2010	Dec. 31, 2009

Interest income	$242	$6,944	$7,186	$7,908
Interest expense	94	2,844	2,938	3,419
Net interest income	148	4,100	4,248	4,489
Provision for loan losses	-	453	453	453
Net interest income after provision for loan losses	148	3,647	3,795	4,036

Net securities gains	-	5	5	15
Bargain purchase gain	14,921	-	14,921	-
Other noninterest income	136	3,477	3,613	3,014
Total noninterest income	15,057	3,482	18,539	3,029

Salaries and employee benefits	167	3,319	3,486	3,523
Intangible assets amortization	6	168	174	186
Merger Expense	3,050	23	3,073	-
Other noninterest expense	165	2,444	2,609	2,534
Total noninterest expense	3,388	5,954	9,342	6,243

Income before income tax expense	11,817	1,175	12,992	822
Income tax expense	(18)	339	321	173
Net income	$11,835	$836	$12,671	$649

Net income available to common stockholders	$11,833	$777	$12,610	$589

Net income	11,835	836	12,671	649
Less - bargain purchase gain	(14,921)	-	(14,921)	-
Add - merger expense	3,050	23	3,073	-
Net income excluding bargain purchase gain and merger expense	$(36)	$859	$823	$649

NORTHEAST BANCORP AND SUBSIDIARY
COMBINED INCOME STATEMENTS
(Unaudited)
(Dollars in thousands)
(Continued)

	GAAP-Based Operating Results:		Non-GAAP Financial
	Successor	Predecessor	Measure:
	Company	Company	Combined Total
	For the Period	For the Period	For the six	For the six
	December 29, 2010 to	July 1, 2010 to	months ended	months ended
	Dec. 31, 2010	Dec. 28, 2010	Dec. 31, 2010	Dec. 31, 2009

Interest income	$242	$14,378	$14,620	$15,800
Interest expense	94	5,952	6,046	7,083
Net interest income	148	8,426	8,574	8,717
Provision for loan losses	-	912	912	876
Net interest income after provision for loan losses	148	7,514	7,662	7,841

Net securities gains	-	17	17	43
Bargain purchase gain	14,921	-	14,921	-
Other noninterest income	136	6,980	7,116	5,754
Total noninterest income	15,057	6,997	22,054	5,797

Salaries and employee benefits	167	6,670	6,837	6,924
Intangible assets amortization	6	344	350	372
Merger expense	3,050	94	3,144	-
Other noninterest expense	165	4,839	5,004	4,872
Total noninterest expense	3,388	11,947	15,335	12,168

Income before income tax expense	11,817	2,564	14,381	1,470
Income tax expense	(18)	768	750	325
Net income	$11,835	$1,796	$13,631	$1,145

Net income available to common stockholders	$11,833	$1,677	$13,510	$1,023

Net income	11,835	1,796	13,631	1,145
Less - bargain purchase gain	(14,921)	-	(14,921)	-
Add - merger expense	3,050	94	3,144	-
Net income excluding bargain purchase gain and merger expense	$(36)	$1,890	$1,854	$1,145

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCES AND ANNUALIZED YIELDS
(Unaudited)
(Dollars in thousands)
	Three months ended December 31,
	2010			2009

			Average			Average
	Average		Yield/	Average		Yield/
	Balance	Q-T-D Inc.	Rate	Balance	Q-T-D Inc.	Rate
Assets:

Interest earning-assets:
Securities (1)	$160,128	$1,484	3.81%	$164,584	$1,864	4.62%
Loans (2)(3)	380,733	5,664	5.90%	394,976	6,033	6.06%
Bank Regulatory Stock	5,486	9	0.66%	5,486	9	0.66%
Short-term investments (4)	50,030	29	0.23%	7,619	2	0.11%
Total interest-earning assets	596,377	7,186	4.82%	572,665	7,908	5.52%

Total non-interest earning assets	37,461			40,483

Total assets	$633,838			$613,148

Liabilities & Net Worth:

Interest-bearing liabilities:
Now	$55,226	$88	0.63%	$48,396	$96	0.79%
Money Market	55,669	91	0.65%	42,820	134	1.24%
Savings	38,192	43	0.45%	28,554	43	0.60%
Time	190,656	1,093	2.27%	221,082	1,498	2.69%
Total interest-bearing deposits	339,743	1,315	1.54%	340,852	1,771	2.06%
Short-term borrowings (5)	61,403	211	1.36%	45,706	178	1.54%
Borrowed funds	120,135	1,238	4.09%	122,438	1,270	4.12%
Junior Subordinated Debentures	16,277	173	4.21%	16,496	200	4.81%
Total interest-earning liabilities	537,558	2,937	2.17%	525,492	3,419	2.58%

Total non-interest bearing liabilities:
Demand deposits and escrow accounts	39,214			35,039
Other liabilities	5,010			2,920
Total liabilities	581,782			563,451

Stockholders' equity	52,056			49,697
Total liabilities and stockholders' equity	$633,838			$613,148

Net interest income		$4,249			$4,489

Interest rate spread			2.65%			2.94%
Net yield on interest earning assets (6)			2.86%			3.15%

(1)	The yield/rate information does not give effect to the fair value adjustments recorded on December 29, 2010.
Yields are stated on a fully tax-equivalent basis using a 30.84% tax rate.
(2)	Non-accruing loans are included in the computation of average balances, but unpaid interest on nonperforming loans has not been included for purposes of determining interest income.
(3)	Includes Loans Held-for-Sale.
(4)	Short term investments include FHLB overnight deposits and other interest-bearing deposits.
(5)	Short-term borrowings include securities sold under repurchase agreements and sweep accounts.
(6)	The net yield on interest-earning assets is net interest income divided by total interest-earning assets.

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCES AND ANNUALIZED YIELDS
(Unaudited)
(Dollars in thousands)
	Six months ended December 31,
	2010			2009

			Average			Average
	Average		Yield/	Average		Yield/
	Balance	Y-T-D Inc.	Rate	Balance	Y-T-D Inc.	Rate
Assets:

Interest earning-assets:
Securities (1)	$161,767	$3,156	4.00%	$160,212	$3,699	4.71%
Loans (2)(3)	385,047	11,406	5.88%	394,427	12,075	6.07%
Bank Regulatory Stock	5,486	18	0.66%	5,486	18	0.66%
Short-term investments (4)	39,692	40	0.20%	8,096	8	0.20%
Total interest-earning assets	591,992	14,620	4.93%	568,221	15,800	5.55%

Total non-interest earning assets	38,229			40,330

Total assets	$630,221			$608,551

Liabilities & Net Worth:

Interest-bearing liabilities:
Now	$53,842	$187	0.69%	$47,152	$180	0.76%
Money Market	55,962	215	0.76%	41,203	259	1.25%
Savings	38,281	100	0.52%	24,774	62	0.50%
Time	196,228	2,336	2.36%	232,681	3,324	2.83%
Total interest-bearing deposits	344,313	2,838	1.63%	345,810	3,825	2.19%
Short-term borrowings (5)	54,015	382	1.40%	47,161	321	1.35%
Borrowed funds	120,237	2,480	4.09%	112,024	2,878	5.10%
Junior Subordinated Debentures	16,356	346	4.19%	16,496	59	0.71%
Total interest-earning liabilities	534,921	6,046	2.24%	521,491	7,083	2.69%

Total non-interest bearing liabilities:
Demand deposits and escrow accounts	37,944			34,995
Other liabilities	5,559			3,243

Total liabilities	578,424			559,729

Stockholders' equity	51,797			48,822
Total liabilities and stockholders' equity	$630,221			$608,551

Net interest income		$8,574			$8,717

Interest rate spread			2.69%			2.86%
Net yield on interest earning assets (5)			2.91%			3.08%

(1)	The yield/rate information does not give effect to the fair value adjustments recorded on December 29, 2010.
Yields are stated on a fully tax-equivalent basis using a 30.84% tax rate.
(2)	Non-accruing loans are included in the computation of average balances, but unpaid interest on nonperforming loans has not been included for purposes of determining interest income.
(3)	Includes Loans Held-for-Sale.
(4)	Short term investments include FHLB overnight deposits and other interest-bearing deposits.
(5)	Short-term borrowings include securities sold under repurchase agreements and sweep accounts.
(6)	The net yield on interest-earning assets is net interest income divided by total interest-earning assets.

NORTHEAST BANCORP AND SUBSIDIARY
SELECTED CONSOLIDATED FINANCIAL HIGHLIGHTS AND OTHER DATA
(Unaudited)
(Dollars in thousands, except share and per share data)

	Successor	Predecessor
	Company	Company
	3 Days	89 Days	181 Days	Three Months	Six Months
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 28,	December 28,	December 31,	December 31,
	2010	2010	2010	2009	2009
Financial Highlights:
Net interest income	$148	$4,100	$8,426	$4,489	$8,717
Net income	$11,835	$836	$1,796	$649	$1,145
Weighted average shares outstanding:
Basic	3,492,498	2,331,332	2,330,197	2,321,528	2,321,430
Diluted	3,588,756	2,358,647	2,354,385	2,324,073	2,324,024
Earnings per share:
Basic	$3.38	$0.33	$0.72	$0.25	$0.44
Diluted	$3.29	$0.33	$0.71	$0.25	$0.44
Stockholders' equity - end of period	$64,975	$50,327		$49,951
Book value per share - end of period	$17.27	$19.76		$19.47
Tangible book value per share - end of period	$13.35	$15.05		$14.18

Ratios and Other Information:
Return on average assets	230.60%	0.53%	0.57%	0.42%	0.37%
Return on average equity	2256.00%	6.48%	6.94%	5.18%	4.65%
Net interest rate spread (1)		2.65%	2.69%	2.93%	2.86%
Net interest margin (2)		2.86%	2.91%	3.14%	3.08%
Efficiency ratio (3)	22%	79%	77%	83%	84%
Non-interest expense to average total assets	63.90%	3.87%	3.83%	4.04%	3.97%
Average interest-earning assets to average interest-bearing liabilities	110.45%	110.93%	110.66%	108.98%	108.96%

At period end:
Non-performing assets to total assets		1.53%		2.15%
Non-performing loans to total loans		2.36%		3.14%
Allowance for loan losses to total loans		1.62%		1.50%

Equity to total assets	10.08%	8.01%		8.08%
Tier 1 leverage capital ratio	9.57%			8.28%
Total risk-based capital ratio	15.62%			13.51%

Number of full service branches	10			11
Number of insurance agency offices	10			13
Number of investment and mortgage loan origination offices	6			5

(1)	The net interest rate spread represents the difference between the weighted-average yield on interest-earning assets and the weighted-average cost of interest-bearing liabilities for the period.

(2)	The net interest margin represents net interest income as a percent of average interest-earning assets for the period.

(3)	The efficiency ratio represents non-interest expense divided by the sum of net interest income (before the loan loss provision) plus non-interest income.